UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021

Power & Digital Infrastructure Acquisition II Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

321 North Clark Street, Suite 2440

Chicago, IL 60654

(Address of principal executive offices, including zip code)

(312) 262-5642

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	XPDBU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	XPDB	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	XPDBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2021, the Registration Statement on Form S-1 (File No. 333-261187) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Power & Digital Infrastructure Acquisition II Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 14, 2021 the Company consummated the IPO of 28,750,000 units (the “Units”), which included the exercise of the underwriters’ option to purchase an additional 3,750,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $287,500,000. Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated December 9, 2021, between the Company and Barclays Capital Inc. and BofA Securities, Inc., as representatives of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Private Placement Warrants Purchase Agreement, dated December 9, 2021, between the Company and XPDI Sponsor II LLC (the “Sponsor”), pursuant to which the Sponsor purchased an aggregate of 8,900,000 warrants, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”);

●	a Private Warrant Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Private Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Private Placement Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Private Placement Warrants; certain registration rights of the holders of Private Placement Warrants; provision for amendments to the Private Warrant Agreement; and indemnification of the warrant agent by the Company under the Private Warrant Agreement;

●	a Public Warrant Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Public Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Public Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Public Warrants; certain registration rights of the holders of Public Warrants; provision for amendments to the Public Warrant Agreement; and indemnification of the warrant agent by the Company under the Public Warrant Agreement;

●	an Investment Management Trust Agreement, dated December 9, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration and Stockholder Rights Agreement, dated December 9, 2021, by and among the Company and the Sponsor, certain funds and accounts managed by subsidiaries of BlackRock, Inc. (each an “Anchor Investor”) and certain directors of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and Anchor Investors, and customary piggy-back registration rights for such directors, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

●	a Letter Agreement, dated December 9, 2021, by and between the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any shares of Class A Common Stock held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 18 months (or 21 months or 24 months, if the Company chooses to extend the period of time to complete a business combination); to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and pursuant to which the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

●	an Administrative Services Agreement, dated December 9, 2021, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time to time, for $20,000 per month until the Company’s initial business combination or liquidation.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 4.1, 4.2, 10.2, 10.3, 10.4, and 10.5 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, pursuant to the Private Placement Warrants Purchase Agreement and several securities subscription agreements among the Company, the Sponsor and the Anchor Investors, the Company completed the private sale of an aggregate of 11,125,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating total proceeds of $11,125,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor and the Anchor Investors, are substantially similar to the Public Warrants, except that if held by the Sponsor, the Anchor Investors or their respective permitted transferees, they (i) may be exercised on a cashless basis, (ii) are not redeemable and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor, the Anchor Investors or their respective permitted transferees, the Private Placement Warrants will be redeemable by the Company under all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Certificate of Incorporation.

On December 9, 2021, the Company adopted its Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and Barclays Capital Inc. and BofA Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation

4.1	Private Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

4.2	Public Warrant Agreement between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement between the Company and XPDI Sponsor II LLC

10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Stockholder Rights Agreement between the Company, XPDI Sponsor II LLC, the Anchor Investors and certain directors of the Company

10.4	Letter Agreement between the Company and XPDI Sponsor II LLC and each of the officers and directors of the Company

10.5	Administrative Services Agreement between the Company and XPDI Sponsor II LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2021

POWER & DIGITAL INFRASTRUCTURE ACQUISITION II CORP.

	By:	/s/ Patrick C. Eilers
	Name:	Patrick C. Eilers
	Title:	Chief Executive Officer

4